Exhibit 99.1

Broadridge 51 Mercedes Way Edgewood. NY., 11717
ENTHEOS TECHNOLOGIES, INC.

ANNUAL MEETING: 12/14/2010

AS REQUESTED, WE HAVE TABULATED THE VOTES CAST FOR THE ABOVE MEETING.  THE RESULTS OF THIS TABULATION ARE AS FOLLOWS:

Voting Results as of: 12/14/2010
Voting Power:	Total:
TOTAL OUTSTANDING:	64,515,122
TOTAL SHARES VOTED:	46,060,128
% OF VOTED	71.39%

IN ACCORDANCE WITH OUR CUSTOMARY PROCEDURES, WE HAVE EXAMINED THE PROXIES RECEIVED, BUT DO NOT GUARANTEE THE GENUINENESS OF THE SIGNATURES THEREOF, OR ASSUME ANY RESPONSIBILITIY FOR THE LEGALITY OF ANY PROXY.

SINCERELY,

/s/ SHERRI MCLOUGHLIN
MANAGER
VOTING SERVICES

Broadridge 51 Mercedes Way Edgewood. NY., 11717

PROPOSAL 01A ELECTION OF DIRECTOR: MR. ANTONINO CACACE
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46,059,600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% Of VOTED	100.00%	0.00%	0 00%
% OF OUTSTANDING	71.39%	0.00%	0 00%

PROPOSAL 01B ELECTION OF DIRECTOR: MR. DAVID JENKINS
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46,059,600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% OF VOTED	100.00%	0.00%	0 00%
% OF OUTSTANDING	71.39%	0.00%	0 00%

PROPOSAL 01C ELECTION OF DIRECTOR: MR. JOSEPH SIERCHIO
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46.059.600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% OF VOTED	100.00%	0.00%	0 00%
% OF OUTSTANDING	71.39%	0.00%	0 00%

PROPOSAL 002 RATIFY PETERSON SULLIVAN, LLP AS INDEPENDENT AUDITORS
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46,059,600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% OF VOTED	100.00%	0.00%	0 00%
% OF OUTSTANDING	71.39%	0.00%	0 00%

PROPOSAL 003 AMENDMENT TO CHANGE THE COMPANY NAME TO JANUS RESOURCES, INC.
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46,059,600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% OF VOTED	100 00%	0 00%	0 00%
% OF OUTSTANDING	71 39%	0 00%	0 00%

Broadridge 51 Mercedes Way Edgewood. NY., 11717

PROPOSAL 004 TRANSACT OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
BENEFICIAL COMMON	528	0	0
REGISTERED COMMON	46,059,600	0	0
TOTAL SHARES VOTED	46,060,128	0	0
% OF VOTED	100 00%	0 00%	0 00%
% OF OUTSTANDING	71 39%	0 00%	0 00%